UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 30, 2010
TRICO MARINE SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33402 (Commission File Number)	72-1252405 (I.R.S. Employer Identification No.)
10001 Woodloch Forest Drive, Suite 610
The Woodlands, Texas 77380
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (713) 780-9926
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Disposition of Assets.
     On November 24, 2010, Trico Marine Services, Inc. (the “Company”), Trico Marine Assets Inc. (“TMA”) and certain other subsidiaries (collectively, the “Debtors”) began an auction process for the sale of the Trico Mystic and Trico Moon vessels (each a “Vessel” and collectively, the “Vessels”). On November 30, 2010, the Debtors continued the auction, at which PACC Offshore Services Holdings Pte Ltd.’s (“PACC”) bid of $31,280,001 was declared as the successful bid. The Debtors also declared Odyssea Vessels, Inc.’s (“Odyssea”) bid of $15,700,000 for the Trico Moon, individually, as a back-up bid, and Tidewater Inc.’s (“Tidewater”) bid of $15,250,000 for the Trico Mystic, individually, as a back-up bid.
     On December 1, 2010, the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) entered an order approving the sale of the Trico Mystic and Trico Moon from TMA to PACC, or Odyssea and Tidewater, as the back-up bidders, as applicable (“Buyer”), free and clear of all liens, claims, and encumbrances. Under the order approving the sale, the Bankruptcy Court approved that certain Heads of Agreement, dated November 30, 2010, between TMA and PACC (the “Agreement”). The Bankruptcy Court also awarded a break-up fee to Tidewater, to be paid at the closing of the sale of the Vessels, as applicable, in the following amounts: (a) Trico Moon, $390,000, and (b) Trico Mystic, $390,000 Additionally, the Bankruptcy Court authorized the Debtors to enter into a back-to-back service agreement with PACC with regard to certain contracts Trico Marine Operators, Inc. (“TMO”) and non-debtor Trico Servicos Maritimos, Ltda. (“Trico Servicos”) have with Petroleo Brasileiro S/A. Pursuant to the Agreement, PACC is to deposit 5% of the total purchase price within three days after entry into the Agreement. This deposit will be held for 120 days after delivery of each Vessel for the purpose of settling any liens and encumbrances that may manifest themselves during this 120-day period. PACC is to escrow the remaining 95% of the purchase price within two business days of the entry of the order, with the funds held until (i) satisfaction or waiver by Buyer of any of TMA’s performance conditions set forth in the Agreement, (ii) upon agreement of Buyer and the Debtors, and (iii) further order of the Bankruptcy Court.

Item 8.01.	Other Events.
Cash Collateral Hearing
     Reference is made to that certain Senior Secured, Super-Priority Debtor-in-Possession Credit Agreement dated as of August 24, 2010, as amended by Amendment No. 1 thereto dated as of September 21, 2010 and Amendment No. 2 thereto dated as of October 1, 2010 (the “DIP Credit Agreement”), the Company, the Guarantors party thereto from time to time (collectively with the Company, the “DIP Debtors”), the Lenders party thereto from time to time and Obsidian Agency Services, Inc., (“Obsidian”) as agent.
     On November 8, 2010, the Company received notice (the “Notice”) from Obsidian, as agent under the DIP Credit Agreement, that Events of Default have occurred and are continuing and the balance in the Advance Account is no longer available to the DIP Debtors and the Cash Collateral is no longer available to the DIP Debtors.
     In response to the Notice, on November 10, 2010, the Company filed an emergency motion with the Bankruptcy Court seeking authorization for the use of Cash Collateral and requesting injunctive and related relief to enjoin the Lender under the DIP Credit Agreement from exercising remedies under the DIP Credit Agreement and the Prepetition First Lien Loan Agreement. At the conclusion of the hearing held on November 10, 2010, the Bankruptcy Court entered an order, among other things, enjoining the Lender from exercising any and all enforcement rights and remedies and permitting the DIP Debtors to use Cash Collateral pursuant to a budget on an interim basis until November 29, 2010.
     On November 29, 2010, the DIP Debtors and Tennenbaum Capital Partners, LLC (“Tennenbaum”), the Lender under the DIP Credit Agreement, reached an agreement regarding use of Cash Collateral under the DIP Credit Agreement. The DIP Debtors agreed to (i) comply with the budget filed with the Bankruptcy Court on November 29, 2010, and (ii) use a portion of proceeds from the sale of the Trico Mystic and Trico Moon, as disclosed in the budget and along with proceeds from other asset sales, to reduce its obligations to Tennenbaum. Tennenbaum, in return, agreed to consent to the use of its Cash Collateral. The Bankruptcy Court approved this agreement at the hearing on November 29, 2010, and provided that should the DIP Debtors fail to comply with the budget, the Bankruptcy Court would hold a hearing on continued use of cash collateral on an expedited basis.
     Capitalized terms used in this Item 8.01 without definition have the meanings ascribed to such terms in the DIP Credit Agreement.

Relationships
     Tennenbaum is a lender under the Company’s Second Amended and Restated Credit Agreement dated as of June 11, 2010, as amended, the DIP Credit Agreement, Trico Shipping’s Credit Agreement dated as of October 30, 2009, as amended, and Trico Shipping’s Priority Credit Agreement dated as of September 21, 2010, as amended. Obsidian serves as administrative and collateral agent under the Prepetition First Lien Loan Agreement.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
     Certain statements and information in this Form 8-K may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The words “believe,” “expect,” “anticipate,” “plan,” “intend,” “foresee,” “should,” “would,” “could” or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature. These forward-looking statements are based on the Company’s current expectations and beliefs concerning future developments and their potential effect on the Company. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting the Company will be those that it anticipates. The Company’s forward-looking statements involve significant risks and uncertainties (some of which are beyond its control) and assumptions that could cause actual results to differ materially from its historical experience and its present expectations or projections. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: (i) the Company’s and its subsidiaries’ ability to continue as a going concern; (ii) the ability of the Company and its subsidiaries to obtain and maintain normal terms with vendors and service providers; (iii) the Company’s ability to maintain contracts that are critical to its operations; (iv) the potential adverse impact of the Company’s voluntary reorganization under Chapter 11 of Title 11 of the United States Code on its liquidity or results of operations; (v) the ability of the Company to attract, motivate and/or retain key executives and employees; (vi) the ability of the Company to attract and retain customers; (vii) Trico Shipping’s ability to comply with the terms of the Approved Budget; and (viii) other risks and factors regarding the Company and its industry identified from time to time in the Company’s reports filed with the Securities and Exchange Commission.
     Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: December 6, 2010

TRICO MARINE SERVICES, INC.
By:	/s/ Brett Cenkus
	Name:	Brett Cenkus
	Title:	General Counsel and Secretary